UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2024
Corteva, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9330 Zionsville Road,
Indianapolis, Indiana 46268
974 Centre Road,
Wilmington, Delaware 19805
(Address of principal executive offices)(Zip Code)

(833) 267-8382
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
On July 31, 2024, Corteva, Inc. (the "Company") announced its consolidated financial results for the quarter ended June 30, 2024. A copy of the Company’s press release and financial statement schedules are furnished herewith on Form 8-K as Exhibits 99.1 and 99.2, respectively. The information contained in this report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. In addition, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2024, the Company also announced David J. Anderson, executive vice president and chief financial officer, notified the Company on July 26, 2024, of his intent to retire effective September 16, 2024. David P. Johnson, age 57, will replace Mr. Anderson as executive vice president and chief financial officer effective September 16, 2024. Effective at the same time, Mr. Anderson will likewise retire from his position as a director and chief financial officer of the Company’s subsidiary, EIDP, Inc. and will be replaced by Mr. Johnson. Mr. Anderson will remain employed with the Company through February 2025 as an advisor to the CEO.

Mr. Johnson served as Atkore Inc.’s chief financial officer and chief accounting officer of Atkore Inc. from August 2018 through August 9, 2024, and has more than 30 years of experience in strategic and financial planning, risk assessment, mergers & acquisitions, global tax strategies, international operations, and internal controls. Prior to joining Atkore Inc., Mr. Johnson served in various finance leadership roles at Eaton Corporation from 1995 through 2018. Most recently at Eaton, Mr. Johnson was vice president-finance & operations for the electrical sector business, where he was responsible for sector financial planning, analysis, and reporting; compliance, credit & collections; government accounting; as well as global purchasing, manufacturing strategies, logistics and distribution. Prior to that, Mr. Johnson was vice president-finance and planning for the Americas region (Eaton Electrical) where he was responsible for reporting, planning, acquisitions, and implementing common financial policies / reporting across numerous recently acquired businesses. During his tenure at Eaton, Mr. Johnson held other roles of progressive responsibilities, including plant controller, division controller, director of finance & business development, vice president finance & business development, and vice president finance & planning-Europe, Middle East, and Asia. Mr. Johnson earned a Master of Business Administration from Duquesne University and a Bachelor of Science in Finance from Indiana University of Pennsylvania.

Mr. Johnson’s annual salary will be $725,000. His incentive opportunity under the Company’s annual Performance Reward Plan for the 2024 performance year is set at 100% of his base salary, prorated for his time of service. Mr. Johnson will also receive a one-time sign-on award of $450,000 to compensate him for the forfeiture of certain annual incentives.

Mr. Johnson will receive a one-time equity award having a fair market value of $2.8 million, consisting of restricted stock units (“RSUs”) to be granted under the 2019 Corteva Omnibus Incentive Plan (the “OIP”) on September 16, 2024. The RSUs will vest ratably in three equal annual installments on the first through third anniversary of the grant date provided that Mr. Johnson is an active employee on the vesting date.

Mr. Johnson will also receive an annual grant of long-term incentive awards under the OIP having a fair market value of $2.2 million on September 16, 2024. The annual long-term incentive award grant will consist of (i) 60% performance-based RSUs (“PSUs”), which will vest at the end of a three-year performance period commencing January 1, 2024 depending upon the achievement of certain performance goals, (ii) 20% stock options, which will vest in three equal annual installments following the grant date, and (iii) 20% RSUs, which will vest in three equal annual installments following the grant date, subject, in each case, to Mr. Johnson’s employment through the applicable vesting dates.

The RSUs, PSUs, and stock options will be subject to the terms and conditions of the OIP and will have termination provisions as set forth in award agreements that are generally consistent with the Company’s prior grants to named executive officers.

Mr. Johnson will be eligible to participate in the Company’s Change in Control and Executive Severance Plan and will be subject to the Company’s share ownership guidelines, which require Mr. Johnson to reach share ownership equal to four times his base salary. Mr. Johnson is also entitled to receive certain moving expenses under the Company’s relocation policy capped at $750,000. Mr. Johnson will be eligible to receive certain welfare and other benefits generally available to the Company’s executives.

There are no family relationships between Mr. Johnson and any of the Company’s directors or executive officers, and there are no transactions involving Mr. Johnson requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure

The Company issued a news release on July 31, 2024, announcing Mr. Anderson’s retirement and the hiring of Mr. Johnson. A copy of this news release is furnished as Exhibit 99.3. The Company is furnishing the information under this item, including Exhibit 99.3, pursuant to Item 7.01, “Regulation FD Disclosure”.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits.

99.1	Press Release dated July 31, 2024, announcing second quarter 2024 results
99.2	Financial Statement Schedules dated July 31, 2024
99.3	Press Release dated July 31, 2024, announcing CFO change
104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

/s/ Brian Titus

Brian Titus
Vice President and Controller

July 31, 2024